Exhibit 99.2

BM Technologies, Inc. created by the Business Combination of BankMobile Technologies & Megalith Financial Acquisition A Banking - as - a - Service pioneer, enabling non - banks to build financial services for their customers August 2020

Disclaimer

This presentation (the "Presentation") contemplates the purchase by Megalith Financial Acquisition ("MFAC") of BankMobile Technologies, Inc. ("BankMobile" or the "Company") from Customers Bank, by which BankMobile will become a subsidiary of MFAC ("the Transaction").

BankMobile is Not a Bank
BM Technologies is Not a Bank and it does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Forward-Looking Statements
This Presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may", "will", "would", "could", "expect", "intend", "plan", "aim", "estimate", "target", "anticipate", "believe", "continue", "objectives", "outlook", "guidance" or other similar words, and include statements regarding plans, strategies, objectives, targets, estimates, projections, and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors. There can be no assurance that the estimates and assumptions made in preparing the financial projections and forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Company's financial performance and results of operations will be subject to a variety of risks, including but not limited to general economic conditions, consumer adoption, and the operations and performance of its partners, including white-label partners. All information herein speaks only as of the date hereof unless otherwise specified. Management undertakes no duty to update, add to or otherwise revise or correct any of the information contained herein, whether as a result of new information supplied, future events, inaccuracies that become apparent after the date hereof or otherwise. Forecasts and estimates regarding industry and end markets are based on sources believed to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Use of Projections
This Presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Industry and Market Data
The information contained here also includes information provided by third parties, such a market research firms. In particular, BankMobile has relied upon independent research from Accenture, ARK Investment Management LLC, FactSet Research Systems, FT Partners Research, PWC & S&P Global Market Intelligence for market and industry information to be used by BankMobile. None of MFAC, the sponsor of MFAC, BankMobile, BMT, Customers Bank and its affiliates and any third parties that provided information to MFAC or BankMobile, provide guarantees of the accuracy, completeness and timeliness or availability of the information. None of MFAC, BankMobile, Customers Bank nor any of their respective affiliates, nor any of the research providers, are responsible for any errors or omissions or conclusions form the use of such content.

Non-GAAP Financial Measures
This Presentation includes certain non-GAAP financial measures that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

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Table of Contents I. Introduction II. Transaction Summary III. BankMobile Overview IV. Financial Information V. Appendix

Management Presenting Today



Luvleen Sidhu

CEO and Co-Founder

FinTech Woman of the Year[1]

Industry Experience
9+ Years

- Luvleen Sidhu is the Chief Executive Officer and Co-Founder of BankMobile
- After graduating from Harvard and Wharton she was a management consultant at Booz & co. in their financial services practice
- Sidhu is a recognized leader in the industry and was named one of Crain's New York Business 2020 40 Under 40 and a "Rising Star in Banking & Finance" in 2020
- Before attending business school at Wharton, she was analyst at Neuberger Berman and also worked as a director of corporate development at Customers Bank. While at the company, Sidhu introduced several growth projects, including partnering with a New York City-based start-up to improve the banking experience through innovative technology
- Sidhu has been featured regularly in the media including on CNBC, Bloomberg Radio, Yahoo Finance, Fox News Radio and in The Wall Street Journal, Forbes.com, American Banker, Crain's New York, FoxNews.com, among others



Bob Ramsey

Chief Financial Officer

Industry Experience
20+ Years

- As BankMobile's Chief Financial Officer, Bob Ramsey oversees the bank's financial operations, including planning, risk, and reporting
- Prior to joining BankMobile, Ramsey served as senior equity research analyst at FBR Capital Markets, where he covered community banks, regional banks, super-regional banks, consumer finance and fintech companies during his 13-year tenure
- Ramsey is a Chartered Financial Analyst (CFA). He holds a Bachelor of Arts degree in Managerial economics from Hampden-Sydney College and a Master of Business Administration degree from the College of William and Mary



A.J. Dunklau

CEO

MEGALITH FINANCIAL ACQUISITION CORP

The MFAC Board is a Value-Add Partner to BankMobile

- ✓ Expertise in Scaling and Building Billion Dollar Companies in Related Industries
- ✓ Total Board Experience of 50+ Years in Related Industries
- ✓ Track Record of Creative Deal Structuring and Partnership Development

MFAC Board Leadership or Board Experience

Sovereign Bank, PayPal, YouTube, Thomson Reuters, cfpb, College Ave Student Loans, green dot, Santander

1) 2019 Lendit Fintech Industry Awards

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Where Does BankMobile Technologies Stand Today?

BankMobile

Delivering Full-Featured Digital Banking Platform to Large Scale Non-Bank Partners

One of America's Largest Digital Banking Platforms…

- ✓ Over 2M accounts [1]
- ✓ ~300K accounts opened annually [2]
- ✓ ~$812M in 2020E Deposits
- ✓ $72M in 2020E Revenue
- ✓ $6M in 2020E Adjusted EBITDA [3]

Expert in B2B2C Banking…

- ✓ Proprietary Banking-as-a-Service ("BaaS") technology
- ✓ Allows for greater speed and cost effectiveness in bank roll out for partners
- ✓ High-volume, low-cost customer acquisition model
- ✓ Serves ~1 in 3 U.S. students on 722 campuses [4]
- ✓ Launched partnership with T-Mobile via the T-Mobile MONEY checking account
- ✓ Planned 2021 launch of digital bank account with Google Pay

…Award Winning Banking Technology, Focused on Banking Services for Millennials & Middle Income Americans…

Winner Lendit Fintech Most Innovative Bank 2019

- ✓ Customer-centric approach
- ✓ Provides an affordable, easy-to-use product
- ✓ Simplifies banking for the consumer
- ✓ Creates customers for life with full suite of banking products, including checking, savings, personal loans, credit cards and student refinancing
- ✓ Creates attractive returns

1) Data as of 6/30/2020
2) Per BankMobile management
3) EBITDA is a Non-GAAP financial measure; see page 39 for reconciliations to Non-GAAP financial measures and disclaimers on forward looking financials
4) Based on market share for Signed Student Enrollments ("SSEs") (the number of students enrolled at higher-ed institutions); Assumes ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.); Data per BankMobile's internal sales database and estimated student market size and National Center for Education Statistics "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017

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Consumers Are Recalibrating Their Banking Needs

New Digital Options, Remote Necessities and Poor Customer Experiences Are Driving Change

Consumer Preferences are Changing, with Banks Slow to Adapt

1 in 2
consumers switch their primary banks due to discounts and promotions on fees[1]

1 in 3
consumers switch primary banks for a better interest rate on their deposits[2]

10%
of income spent on fees charged by payday lenders and other financial service providers[5]

63%
of consumers are using mobile channels more frequently[2]

50%
of consumers likely will not open their next account with the bank they currently use[2]

59%
of employees claim financial or money challenges as the #1 cause of stress in their lives[4]

Consumers are Looking for an Affordable Banking Alternative[3][5]

- ✓ **1 in 3** Americans live paycheck to paycheck
- ✓ Americans pay **$34B** a year in overdraft fees
- ✓ The average overdraft fee is **$33.36**
- ✓ Big banks require **at least $1,500** in a basic checking account to waive their monthly maintenance fee, which averages **$10.99**
- ✓ Women **pay 18% more in overdraft fees** than men (five per year) due to lower-than-average earnings
- ✓ The average fee to withdraw money from an **out-of-network ATM** has hit a record high of **$4.72**, up **33%** over the past decade

1) Accenture Consumer Retail Banking Survey Summary, July 2017
2) PWC Consumer Banking Survey, 2019
3) Forbes, "Consumers Shelled Out $1B in Monthly Bank Maintenance Fees", 2019
4) PWC Employee Wellness Survey, 2019
5) The Cornerstone Performance Report, 2017

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7 | Non - Banks Want to Engage Customers via Financial Services Higher - Ed, Retailers and Large Employers All Have Untapped Financial Use Cases Higher - Ed Institutions Higher - Ed institutions send tens of billions in payments each year to students, creating administrative complexity and resulting in high overhead costs Large employers struggle with implementing and integrating financial wellness capabilities into their existing HR strategy Large Employers Onerous and complex regulations regarding disbursement of federal funds Inefficient and expensive processing, fulfilment and reconciliation of student loan refund disbursements Time - consuming interactions between schools, staff and students Employers struggle to retain talent when their staff are not thriving financially Human resources departments lack compelling financial wellness programs for their employees Tighter labor markets have created an acute talent shortage, requiring employers to differentiate Consumer - centric brands constantly refine strategies to better attract, engage and retain customers Consumer Focused Brands Traditional retailers struggle to differentiate in a commoditized market without creating “race - to - the - bottom” Lack of passive income opportunities and centralized consumer data aggregation Competition and changing customer expectations are exposing undifferentiated rewards programs

BankMobile Solves Multiple Parties' Pain Points in One Solution

Resulting in High-Volume, Low-Cost Customer Acquisition

B2B2C Approach


Consumers
Students
Customers
Employees
Clients and Partners
Natural Checkout Moments
BankMobile
Bank Partners

Examples of BankMobile Solutions within 3 Verticals

Higher-Ed Banking

- ✓ Distribute financial aid refunds and other disbursements
- ✓ Eliminate administrative burden and complexity
- ✓ Offer students access to banking services
- ✓ Reduce processing costs annually by ~$125K / year[1]



Planned Launch in 2021

G Pay

White-Label Banking

- ✓ Offer financial services through white-label partnerships [2]
- ✓ Attract customers by improving banking experience in historically-underserved segments
- ✓ Deliver customizable, partner branded rewards and special offers to further drive loyalty
- ✓ Create net-new, passive revenue streams for partners with lower customer attrition



Workplace Banking

- ✓ Deploy differentiated financial services in conjunction with financial wellness strategy
- ✓ Represents the first benefit that earns employee's money via interest-bearing accounts, no fees and unique cost-saving opportunities
- ✓ Easily accessible benefits through HR portal



1) Compared to existing campus processing costs; Approximation based on internal BankMobile estimates
2) Deposits are held with bank partner

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BankMobile Evolving into a Premier Brand

Fast Growing Digital Banking Technology Platforms



Today
Pipeline of White-Label and Strategic Partnerships
Direct-To-Consumer
Higher-Ed
T Mobile
Higher-Ed
Workplace Banking
T Mobile
Higher-Ed
Other White-Label Partners
Workplace Banking
T Mobile
Higher-Ed
G Pay
BankMobile Evolution and Continued Growth Elements

2015 - 2017: Early Days

Product
- ✓ BankMobile founded in 2015 to "digitize" the traditional banking experience

Higher-Ed
- ✓ Acquired Higher One's Student Checking and Refund Disbursement Business
- ✓ Integrated new functionality and technology
- ✓ Repositioned the business (fees, compliance)

Investment
- ✓ BankMobile invested heavily to create its Banking-as-a-Service

2018 – 2019: Business Model and Product Innovation

Platform
- ✓ Focused on expanding B2B2C strategy

Partnerships
- ✓ Partnered to develop T-Mobile MONEY

Technology
- ✓ Built out the technological infrastructure to roll out white-label checking, savings, Point-of-Sale ("POS") financing, credit card, personal loans and student refinance

2020+: Rapid Expansion

Long-Term Growth
- ✓ Collaboration with Google Pay announced August 3rd – Will plan to launch in 2021
- ✓ Continue to acquire new Higher-Ed clients
- ✓ Further expand within existing customer base
- ✓ Add additional White-Label Partners
- ✓ Invest in strategic M&A opportunities

Well-positioned for long-term growth and continued margin expansion

Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank. The BankMobile brand is only used in reference to services provided in collaboration with an FDIC insured sponsor bank.

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BankMobile

BankMobile Evolving into a Premier Brand

Transaction Structure [(1)]	▪ Megalith Financial Acquisition Corp (NYSE: MFAC) has entered into a definitive agreement to acquire BankMobile Technologies ▪ This transaction is subject to customary regulatory approvals
Valuation	▪ Transaction valued at an implied post-money enterprise value of $140mm [(2)], which equates to 1.3x multiple on 2021E Revenue of $104.0mm [(3)] 6.5x multiple on 2021E EBITDA of $21.5mm [(3)]
Cap Structure & Leverage	▪ Transaction to be funded through a combination of MFAC common stock, cash held in the MFAC trust account, proceeds received from newly issued shares through a PIPE transaction and assumed debt of $40mm [(2)] ▪ Pro forma net leverage of 2.1x based upon 2020E Adjusted EBITDA of $6.3mm [(3)(4)]
Pro Forma Ownership	▪ MFAC public equity investors (original SPAC investors) are expected to own 28.3% of the combined [(5)] ▪ Shares issued to PIPE Investors are expected to own 25.0% [(5)] ▪ Customers Bank is expected to own 46.7% [(5)]
Listing	▪ MFAC will remain a Delaware corporation, and as the post-closing company will remain listed on the NYSE ▪ The public company will be renamed BM Technologies, Inc.

1) See "Proposed Transaction Structure" on slide 38 and "Proposed Capitalization and Ownership" on slide 37
2) See "Proposed Capitalization and Ownership" on slide 37 for calculation; Reflects debt prior to partial paydown from cash in MFAC's trust account
3) Forecasted Revenue, EBITDA and Adjusted EBITDA set forth on "Income Statement History and Forecast" and "Reconciliation to Non-GAAP Financial Measures" on slides 22, 30 and 39, respectively
4) Net leverage defined as net debt at closing / 2020E forecasted adjusted EBITDA; See "Reconciliation to Non-GAAP Financial Measures" on slides 39 and 40
5) See ownership table on slide 37 "Proposed Capitalization and Ownership"; Assumes the full $33.2 million cash held in the trust account by MFAC related to existing MFAC public stockholders will not be redeemed upon Transaction closing, shares will remain outstanding and cash will be available for use in the Transaction; Assumes aggregate PIPE investment of $20.0mm; See slide 37 for material assumptions

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Transaction Background

BankMobile

Why is BankMobile Technologies ("BMT") Being Divested? Why is BMT Positioned as an Independent Company?

1 Customers Bank ("CUBI") is divesting BMT

Reasons for Divestment

A. "Durbin Fee Challenge"

B. Realigned Priorities & Focus

C. Regulation

A. BankMobile Technologies ("BMT"), a subsidiary of Customers Bank ("Customers"), will be subject to reduced interchange income if it remains wholly-owned by CUBI, due to the Durbin Amendment (part of Dodd-Frank banking reform of 2011). When a bank crosses \$10b in assets on December 31st, it becomes subject to the Durbin Amendment, and interchange income is significantly reduced. Customers is now subject to the Durbin Amendment.

B. Customers Bancorp ("CUBI") has made recent strategic decisions to focus on its largest commercial lending lines of business. BMT is a smaller operating unit which focuses on retail deposit customers and retail banking-as-a-service (BaaS); BMT does not fit CUBI's core commercial banking focus and is being divested.

C. From a regulatory and business focus point of view, CUBI wishes to be a "Business oriented Community Bank."

2 Transaction Related

BMT - A standalone subsidiary of Customers Bank

1) Customers is divesting BankMobile Technologies
2) BMT will also have debt outstanding held by CUBI in amount of \$40[1] million; which is also part of the purchase price paid (it is BM Technologies Inc.'s intention to pay off the debt as soon as possible)
3) Customers will contractually agree to provide the same Deposit Related Fees and Durbin Exempt Interchange Rate (Fees) through 2022 to enable BMT a stable "runway" of revenue while BMT establishes additional bank partnerships to replace CUBI

See **Proposed Capitalization and Ownership and Proposed Transaction Structure on pages 37 and 38, respectively**

3 Independent Platform Better Positioned

Banking-as-a-Service

- Remove Growth Constraints overlaid by parent
- Aligns management, board and investors primary focus without distraction of other businesses
- As independent entity, BMT will more easily establish new bank partners who will enable BMT to offer credit and other financial products to existing customers.
- The legacy of being owned by a bank provides the core expertise and systems to safely, securely plug into new BaaS users that require such expertise without the limitations imposed by being owned by a regulated entity
- BMT becomes a stand alone FinTech company with its own capital sources and sector valuation metrics; and not governed by bank valuations
- BMT can more easily delivers a full-service, centralized and customer-centric experience while alleviating the back-office and administrative burden for white-label partners
- Better positioned to capitalize on trends away from branch based banking

Note: Framework based on full divestiture from the parent bank
1) Reflects debt prior to partial paydown from cash in MFAC's trust account

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Business Overview

13 | Key Investment Highlights High - Volume, Low - Cost, Customer Acquisition Strategy 2 Our “Bank - as - a - Service” Delivers a Full - Featured Digital Banking Platform to Partners 4 Opportunity to Disrupt Massive U.S. Banking Market 1 Highly - Attractive Business Model 7 Attractive Distribution Channel Through Market Leadership Position in Higher Education 6 Unique Competitive Position 5 Collaborations with Large, Highly Attractive Brands 3

1 Opportunity to Disrupt Massive U.S. Banking Market

BankMobile

Banks Have Consolidated, but Fragmentation Remains High

Industry-wide headwinds have **driven significant asset consolidation,** with **big banks holding 50% of deposits** and **struggling with customer satisfaction** while the **99.8% of other banks** hold the other **50% of deposits,** yet struggle to **acquire customers at a low cost**

Asset Concentration in Banking, June 2019[1]

TOP ~0.2% OF BANKS COVER ~50% OF ASSETS

ALL OTHER BANKS COVER REMAINING ~50%



4 Banks
$7.3T Assets
5 Banks
$1.8T Assets
35 Banks
$4.2T Assets
100 Banks
$2.1T Assets
656 Banks
$1.7T Assets
4,512 Banks
$1.2T Assets

MEGA BANKS ($1T+ ASSETS)

SUPER-REGIONAL BANKS ($250B-$1T ASSETS)

CORE REGIONAL BANKS ($50B-$250B ASSETS)

SMALL REGIONAL BANKS ($10B-$50B ASSETS)

MICROBANKS ($1B-$10B ASSETS)

COMMUNITY BANKS (<$1B ASSETS)

The BankMobile Solution

BankMobile is pairing with **white-label partners** and **partner banks** to beat **large and small banks** through **high-volume, low-cost customer acquisition** driven by its **full-featured BaaS platform**

BankMobile is able to **capture deposits for Partner Banks** from the **dissatisfied customers of big banks** and **undercut smaller banks** struggling with customer acquisition

1) Source: USBL "Banks Ranked by Total Assets", June 2019.

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15 | $250 $350 $250 $1,500 $1,500 $400 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Credit Cards Retail Checking Accounts Consumer Lending High - Volume, Low - Cost Customer Acquisition Strategy Implemented B2B2C Approach in the Higher - Ed and Telecom Industry 1) ARK Investment Management LLC, “Customer Acquisition Costs Per Customer For Financial Products”, 2018 2) BankMobile’s CAC is calculated based on LTM total Marketing and Client Operations expenses net of subscription fees paid to BankMobile for HigherEd clients; divided by LTM newly active accounts 3) If the subscription fees paid by Higher Ed institutions to service their disbursements business were backed out of the net co st of acquisition, BankMobile’s CAC would be $26.78 BankMobile Customer Acquisition Estimated Industry Customer Acquisition Cost (1)(2) BankMobile achieves a lower Customer Acquisition Cost relative to others in the banking industry by leveraging its disruptive distribution model , which leverages its partners’ loyal customer base and brand affinity x BankMobile drives customer acquisition and marketing engine through a differentiated distribution model x Rapid penetration into partners’ loyal, ingrained customer base x Ability to leverage partners’ brand equity to establish trust and accelerate adoption x Derives significantly lower customer acquisition cost than a traditional bank by leveraging existing customer base 2 Implied CAC Cost Differential up to $1,490 BankMobile CAC: $9.63 (3)

3a Collaborations with Large, Highly Attractive Brands

White-Label Banking Case Study: T-Mobile MONEY

Relationship Overview

- BankMobile and T-Mobile partnered to launch T-Mobile MONEY in 2019
- Offers no account fees and 4% interest on balances up to $3k for T-Mobile customers

Win – Win Relationship

- ✓ Strong customer retention program for T-Mobile
- ✓ New BankMobile customers (deposits for Partner Banks)

Partnership Highlights

"Traditional banks aren't mobile-first, and they're definitely not customer-first. As more and more people use their smartphones to manage money, we saw an opportunity to address another customer pain point," said John Legere, former CEO of T-Mobile (April 2019) (1)



Say goodbye to account fees.
It's your money. Keep it. No overdraft fees. No maintenance fees. No fees at Allpoint® ATMs. No minimum balance.
Sign up

See how we compare	T Mobile MONEY			
Account Type	Checking	Core Checking	Total Checking	Everyday Checking
Monthly fee	$0	$12	$12	$10
No-Fee Acct Balance Minimum	$0	$1,500*	$1,500**	$1,500***
Overdraft Fee	$0	$35	$34	$35
No-fee ATMs	55,000	16,000	16,000	13,000



Earn 50X more
That's 50X more than the average U.S. checking account interest rate.** Everyone earns 1.00% APY* on all balances. T-Mobile wireless customers with qualifying service can earn 4.00% APY* on balances up to $3,000 and 1.00% APY after that in their T-Mobile MONEY checking account by depositing at least $200/month and registering for perks.
* Click here for APY details or see below.
** Based on information provided by the FDIC as of 2/13/20.
T-Mobile MONEY
earn 4.00% APY
National average checking account rate
<.06%

1) Per T-Mobile press release; Bye, *"Big Banks. Hello, T-Mobile MONEY Introducing Your No-Fee, Interest-Earning, Mobile-First Checking Account"* – April 18th, 2019

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3b Collaborations with Large, Highly Attractive Brands

Recently Announced Collaboration with Google Pay

Relationship Overview

On August 3rd 2020, BankMobile announced an execution of an agreement with Google to introduce digital bank accounts

BankMobile | G Pay

Highlights

- ✓ Google Pay will provide the front-end user experience
- ✓ The product will be built upon BankMobile's existing banking infrastructure
- ✓ Product will be offered through BankMobile's existing higher education distribution channel which serves approximately one in three college students through relationships with 722 campuses
- ✓ Planned launch in 2021

Win – Win Relationship

- ✓ Increase the percentage of college students that choose to receive a disbursement through the opening of a BankMobile account
- ✓ Provide students new tools that will assist in budgeting and offer personal financial insights

Partnership Highlights

"Google is excited to partner with BankMobile in enabling a digital experience that is equitable for all and meets the evolving needs of a new generation of customers. We believe that we can use our technology expertise to benefit users, banks and the entire financial ecosystem." - Felix Lin, Vice President at Google (August 2020) (1)

"We are thrilled to be collaborating with Google to offer our student customers enhanced digital bank accounts. Many of our student customers today are struggling to manage their money as they work part-time and attend school. Through our collaboration with Google we believe we can provide these students with the appropriate financial tools to help them navigate through these difficult situations successfully" – Luvleen Sidhu, CEO, BankMobile (August 2020) (1)

1) Source per Press Release: *BankMobile Announces a Collaboration to Offer Digital Bank Accounts – 8/3/2020*

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4a BankMobile Technologies Delivers a Full-Service Digital Banking Platform

BankMobile

Key Capabilities, Products and Technology Platform

BaaS Offering

BankMobile brings the whole bank to partners…

Partner

"Bank as a Service Offering"

- A Omni-Channel Digital Banking
- B Modern Technology Platform
- C Full-Service Banking Support
- D Bank Partnerships

- ✓ All digital channels and bank technologies delivered including mobile, web, Alexa, APIs and US payment systems
- ✓ Out of the box capabilities supported including customer care, compliance, fraud mgmt., deposit / loan operations and debit card printing
- ✓ Flexible connections to banks via partner-specific banking APIs

A Branded Digital Banking Apps

… with a tailored signup and branded bank UX…



Good afternoon, Richard!
Good afternoon, Jane!
$825.00
$502.00
IVORY BANK
debit
5213 7700 0000 0000
07/22
CARDHOLDER NAME
mastercard

- ✓ Frictionless onboarding and omni-channel apps
- ✓ Full primary bank relationship support, including transfers, remote deposit capture, P2P, bill pay, ATMs, cash-in and physical/digital debit cards
- ✓ Gamified cross-industry offers and perks

B Modern Cloud-Based Technology Platform

… enabled by tech designed for partner integration

BaaS Customer Hub APIs

- Bank Product Data
- Digital Activity Data
- Partner Data

Azure Cloud

Core Banking Systems

- Payments
- Checking
- Savings
- Credit

- ✓ Near-real-time APIs with aggregated data enables partner-specialized, customer-centric experiences
- ✓ Core banking systems provide primary account features at ultra-high reliability
- ✓ Modern cloud enables consistent re-use across multiple partners, tested on millions of accounts

Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

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4b *continued* -

Deliver Full-Service Banking Platform to Partners' Customers

BankMobile

Attracts Customers Through Digital Channels and Provides Back-Office Support in One Solution

BankMobile delivers a full-service, centralized and customer-centric experience while alleviating the back-office and administrative burden for white-label partners

C Full-Service Banking Support

- **Deposit Operations**
- **Compliance Solutions (KYC, AML, BSA, Etc.)**
- **Call Center Operations**
- **Debit Card Issuance**
- **Physical ATM Access**
- **Information Security**
- **Fraud Management**
- **Data Analytics / Reporting**
- **Core Processing**

D Access to a Partner Bank

- **Established Bank License**
- **Regulatory Approvals**
- **FDIC Insured Deposits**
- **Integrated, Flexible APIs**
- **Streamlined Payment Rails**
- **Loan Underwriting**

Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

| 19

5 Competitive Positioning

Complete Digital Banking Platform

Illustrative Competitive Landscape

Representative Firms	BankMobile	CHASE, TD Bank, WELLS FARGO	chime, VARO, N26, affirm	BBVA, Synapse, green dot, The Bancorp, cross river
Competitive Differentiation		Traditional Banks	"NeoBanks"	Banking-as-a-Service
Full-BaaS Model *Complete digital banking platform including back office support (compliance, deposit operations, fraud management, customer care, etc.)*	●	○	○	◑
Revenue Share / Great Consumer Prices *Small bank interchange/big bank maturity*	●	○	○	◕
Extreme Partnership Tailoring *Deep customer experience integration*	●	○	◔	◑
Fintech with Heavy Banking Experience *Blend of innovation and strong banking discipline*	●	◑	◑	◕
Speed to Market *Months to deploy full feature digital bank platform*	●	○	◔	◑

The BankMobile Advantage

- Deep experience in B2B2C banking
- Modern digital banking platform with customer-centric approach
- Ability to roll-out a bank to partners in months, not years
- Provide full back-office support for white-label partners
- Extreme partner tailoring to allow for seamless onboarding and customized perks
- Durbin advantage provides attractive interchange revenue share potential

| 20

6 Distribution Through Market Leadership Position in Higher-Ed

BankMobile

Deeply Embedded Campus Relationships Allow for Customer Acquisition and "Customer for Life" Strategy

U.S. Higher-Ed Student Disbursement Market Share[1]

Total Addressable Market is 20M students and replenishes every year[2][3]


BankMobile
31%
Software
19%
Other[5]
18%
2%
In-House Capabilities
30%
Payment Providers
Regional and National Banks

Exclusive, Long-Term and Contractual Campus Relationships

- ✓ Long-term embedded university client base of **722 campuses**
- ✓ SSE retention rate of over **98%**[4]
- ✓ Average client tenure **> 5 years**
- ✓ Typical new contract term is **3 – 5 years** with auto-renewal periods of various lengths
- ✓ Active pipeline of **~1M** students
- ✓ Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators

Benefit of the Higher-Ed Business

- ✓ Access to **~1 in every 3** college students in the U.S.
- ✓ Ability to create **"customer for life"** through selling additional financial services products as students graduate
- ✓ Proven scale generating **$60M+** in annual revenues with **~2M** accounts currently on the platform
- ✓ Scalable technology distributing more than **$10B** of payments a year

Recent Developments

- ✓ BMT is in active implementation and negotiations on **2 new Partnerships** that are intended to increase product offerings to schools and increase adoption of BMT products by SSEs.
- ✓ BMT's mix of SSE's is weighted towards local, two-year institutions
- ✓ Management believes BMT's segment exposure could perform better than more expensive, private, four-year schools, by offering a better value proposition particularly if remote learning becomes more common or required
  - **87% of SSE at better value "public" schools**
  - **Active pipeline of schools with ~1M SSEs**

Note: SSEs refers to Signed Student Enrollment
1) Per BankMobile's internal sales database and estimated student market size based on SSEs
2) National Center for Education Statistics. "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017
3) ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.)
4) Represents one minus the annual SSE attrition over beginning of the year SSE count
5) Includes credit unions, regional banks, other software providers, unknown, etc.

| 21

7 Highly Attractive Business Model

Income Statement – Historical & Forecasted

Revenue Breakout by Major Categories

Category	Description
Card Revenue	Interchange and MasterCard incentive income based on card activity and out-of-network ATM fees
Deposit Servicing Fees	Fee charged to partner bank(s) based on average balances of serviced deposits
Account Fees	Monthly account fees, wire fees and card replacement fees
University Fees	Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options
Other Fees	Various nominal other fees, including fees associated with cash deposits

Historical & Projected Income Statement

	2019 Pro Forma (1)	2020E	2021E	2022E
Total Revenues ($mm)	**$60.8**	**$72.4**	**$104.0**	**$144.4**
Less: OpEx (Excl. Depreciation & Amortization) ($mm)	63.4	67.2	82.6	94.1
EBITDA ($mm) (2)	**($2.6)**	**$5.3**	**$21.5**	**$50.3**
Less: Interest Expense ($mm)	0.5	1.4	0.6	0.3
Less: Depreciation and Amortization ($mm)	9.3	13.0	14.7	16.7
Pre-Tax Net Income ($mm)	**($12.4)**	**($9.2)**	**$6.2**	**$33.3**
Less: Tax Expense ($mm)	(3.0)	(2.2)	1.5	8.0
Net Income ($mm)	**($9.4)**	**($7.0)**	**$4.7**	**$25.3**
Average Serviced Deposits ($mm)	**$548.5**	**$705.9**	**$1,381.4**	**$2,335.0**
YoY Growth				
Average Serviced Deposits		*29%*	*96%*	*69%*
Total Revenues		*19%*	*44%*	*39%*
OpEx (Excl. Depreciation & Amortization)		*6%*	*23%*	*14%*
EBITDA		-	*308%*	*134%*
Net Income		-	-	*442%*

Source: BankMobile management projections for 2020E – 2022E

Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

1) 2019 financials are shown pro forma for BankMobile's current deposit servicing and expense agreements with Customers Bank
2) EBITDA is a Non-GAAP financial measure; see page 39 for reconciliations to Non-GAAP financial measures

| 22

Case Study: Higher Education Business

BankMobile

Illustrative Example of how Student Loans or Grants flow to Higher Education Institutions and onto Students (how proceeds flow)

Federal & Private

$260 Billion

Total Aid and Non-Federal Loans for 2018 & 2019[1]

→ **Loan or Grant: $10,000** →

Colleges & Universities

Tuition: $8,500

→ BankMobile VIBE *Disbursement* **Refund: $1,500** →

Students

→

Collaboration on enhanced offering planned to launch 2021

BankMobile VIBE + G Pay

or

ACH Transfer to Another Bank or Check

- Books
- Housing and Food
- Travel and Other

Eliminating Complexity for Schools:

- ✓ Disbursement Timing
- ✓ Department of Ed Compliance
- ✓ Service & Staffing Needs
- ✓ Technology Demands
- ✓ Audits & Record Keeping

BankMobile Revenue Opportunities

Higher-Ed Partners
- Subscription Fees from Higher-Ed Clients
- Transaction Fees from Higher-Ed Clients

Student and Non-Student Customer Accounts
- Interchange Revenue on Customer Activity
- Service Fees for Wire, Foreign ATM Transactions
- Account Maintenance Fees for Non-Students
- Deposit Servicing Income from Invested Deposit Balances

1) CollegeBoard, "Trends in Student Aid 2019".

| 23

Higher-Ed Business Unit Value Creation



Bank Partners
Fees from Bank Partners
Low-Cost Consumer Deposits
Higher-Ed Campus
Subscription and Other Fees
Manage Disbursement Process
BankMobile
Disbursement Distributed Through BankMobile Vibe Account
Card Usage Drives Interchange Fees Paid by Merchant, Customer Pays Some Account and Usage Fees (e.g., ATM, Card Re-Issue, etc.)
Account Holder

Benefits of a BankMobile Account

- High tech digital banking product
- Competitive interest rates
- Student focused special discounts from partners (digital study tools from Bartleby and financial support services from Billshark)
- Free national ATM access
- Financial education
- Low fees

| 24

White-Label BaaS Market Opportunity

Massive Identified Addressable Market

Existing Identified Market	>50 Million Prospects
+	
Customer Pipeline related to New White-Label Partners(1)	~150 Million Prospects
=	
Total Identified Market	>200 Million Prospects

Key Market Attributes of Target Partners

Established Brand Equity
Ability to leverage market-trusted image in co-branded marketing materials, as well as UX and App

Immense, Captive Customer Base
Massive, underserved customer bases provide a deep pipeline of sticky customers to market to

Strong Customer Loyalty
Immensely loyal, existing customer base in need of financial and digital banking solutions

Diverse Marketing Channels
Deeply ingrained marketing channels to promote co-branded platform and increase awareness

Numerous Natural Checkout Moments
Effortless, omni-channel checkout points retain customer dollars within the Banking-as-a-Service ecosystem

1) Represents customer reach of identified White-Label prospects initiated in partnership conversations with BankMobile; BankMobile acknowledges that there is likely to be customer overlap amongst white-label customers and industry verticals

| 25

BankMobile

Our B2B2C Differentiation

Low Acquisition Costs, High Adoption Rates

- Digital First / Branchless
- Large Aggregators of Consumers
- Trusted Brands
- Natural Checkout Moments

Competitive Economics

- "Durbin Exempt" Interchange-Only Model
- Low Fee Banking with Benefits
- Reduced On-Partner Expense
- Attractive Revenue Share

Competitive Advantage

- Large Banks Unable to Compete on Interchange Alone
- Small Banks Unable Invest Adequate $ to Build BaaS Platform
- Regulators Wary of Allowing Fintechs Without Banking Acumen to Scale[1]
- Chartered, FDIC-Insured, Not-Prepaid Partners

Deep Experience

- Deep Expertise in B2B2C Banking
- ~2.0 Million Accounts
- Launched Partnership with T-Mobile via TMM
- Proven Service & Delivery Model

1) The Wallstreet Journal; *"Judge Denies Federal Authority to Issue Fintech Bank Charters"* – October 2019

Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

| 26

Experienced Management Team

Vision and Experience to Execute

BankMobile

Management Team



Luvleen Sidhu

CEO and Co-Founder

Industry Awards 2019 – FinTech Woman of the Year[1]

booz&co. · NB

Industry Experience
9+ Years



Bob Ramsey

Chief Financial Officer

FBR Capital Markets · Wachovia Securities

Industry Experience
20+ Years



Robert Diegel

Chief Operating Officer

Firstrust · Atlantic Financial

Industry Experience
35+ Years



Warren Taylor

Chief Customer Officer and Co-Founder

Sovereign Bank

Industry Experience
35+ Years



Andrew Crawford

Chief Commercial Officer

Higher One · Kaplan · Exchange Solutions

Industry Experience
23+ Years



Robert Savino

Chief Product Officer

Moven · liquidhub · J.P.Morgan

Industry Experience
21+ Years



Regine Fiddler

Chief Marketing Officer

newell brands · Higher One

Industry Experience
16+ Years

By the Numbers

~24 Years	Average Industry Experience
309	FTEs[2]
Industry Awards 2019 – Most Innovative Bank	Industry Recognition

Key Industry Expertise

- FinTech
- Banking
- Compliance / Risk Management
- Operations
- Finance
- Digital Marketing

1) 2019 LendIt Fintech Industry Awards
2) As of 6/30/2020

| 27

CONFIDENTIAL 28 | Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Add New White - Label Partners Strategic M&A Expand Distribution Channels and Product Offerings x Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies x Continue RFP process and strategic discussions with vetted blue - chip, white - label partners to tap into their loyal customer bases x Distribute the platform through new channels to open up incremental TAM x Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Further Expand Within Existing White - Label Partnerships x Continue to add new SSEs x Increase adoption rates through new partnerships x Expand bank partnerships to expand access to credit

Financial Information

Income Statement – Historical & Forecasted

BankMobile

	2019 Pro Forma [1]	2020E	2021E	2022E
Total Revenues ($mm)	**$60.8**	**$72.4**	**$104.0**	**$144.4**
Less: OpEx (Excl. Depreciation & Amortization) ($mm)	**63.4**	**67.2**	**82.6**	**94.1**
EBITDA ($mm) [2]	**($2.6)**	**$5.3**	**$21.5**	**$50.3**
Less: Interest Expense ($mm)	0.5	1.4	0.6	0.3
Less: Depreciation and Amortization ($mm)	9.3	13.0	14.7	16.7
Pre-Tax Net Income ($mm)	**($12.4)**	**($9.2)**	**$6.2**	**$33.3**
Less: Tax Expense ($mm)	(3.0)	(2.2)	1.5	8.0
Net Income ($mm)	**($9.4)**	**($7.0)**	**$4.7**	**$25.3**
Average Serviced Deposits ($mm)	**$548.5**	**$705.9**	**$1,381.4**	**$2,335.0**
YoY Growth				
Average Serviced Deposits		*29%*	*96%*	*69%*
Total Revenues		*19%*	*44%*	*39%*
OpEx (Excl. Depreciation & Amortization)		*6%*	*23%*	*14%*
EBITDA		-	*308%*	*134%*
Net Income		-	-	*442%*

Source: BankMobile management projections for 2020E – 2022E

Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

1) 2019 financials are shown pro forma for BankMobile's current deposit servicing and expense agreements with Customers Bank
2) EBITDA is a Non-GAAP financial measure; see page 39 for reconciliations to Non-GAAP financial measures

| 30

31 | Revenue 21% 2021E (4) • Signed Student Enrollments (“SSEs”) Source: BankMobile management 1) Data as of the period end 6/30/2020 2) Represents one minus the annual SSE attrition over beginning of the year SSE count 3) Reflects last twelve - month data for the period end 6/30/2020 $10.8bn Total Student Refund Dollars Processed (3) $663mm EoP Serviced Deposits (1) $2.5bn Debit Spend (3) 4) Reflects forecasted full year 2021 data ; Forecasted Revenue and EBITDA set forth on “Income Statement History and Forecast“ on slide 22 & 30; EBITDA is a Non - GAAP financial measure which can be reconciled on page 39; Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management >5mm * SSEs (1) BankMobile Serves Approximately 1 in 3 of all US College Students $61mm >2mm Accounts (1) 98% Higher - Ed Client Retention (by SSEs) (1)(2) LTM as of 6/30/20 Revenue $104mm 2021E (4) EBITDA Margin Financial & Operating Highlights BankMobile (BMT)’s Model has enabled it to establish a highly attractive financial & operating profile

32 | $401 $812 $1,601 $2,632 2019 Pro Forma 2020E 2021E 2022E $60.8 $72.4 $104.0 $144.4 2019 Pro Forma 2020E 2021E 2022E $525 $693 Q2 2019 Q2 2020 Financial Overview Significant Growth and Scale Growth Drivers (1) Forecasted Deposit Growth ($ in millions) $663 Q2 2019 Q2 2020 ($ in millions) 33% CAGR Revenue Projection 45% $ 456 32 % End of Period Serviced Deposits Debit Spend Projected End of Period Serviced Deposits ($ in millions) ($ in millions) 1) Data as of the quarter ended 6/30/2020 2) 2019 financials are shown pro forma for BankMobile’s current deposit servicing and expense agreements with Customers Bank Projected Annual Revenue (2) (2) 87% CAGR Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management.

Valuation Overview

- **Enterprise Value multiples are valued at a significant discount when looking at 2021E EBITDA and revenue**

Public Comparable Companies (1)

EV / 2021E Revenue Multiples



1.3x
7.4x
9.2x
6.2x
BankMobile(2)
Bank Tech
Mobile & online
B2B Payments & Prepaid

Public Comparable Companies (1)

EV / 2021E EBITDA Multiples



6.5x
18.7x
25.3x
13.0x
BankMobile(2)
Bank Tech
Mobile & online
B2B Payments & Prepaid

	Enterprise Value / 2021E Rev.	Enterprise Value / 2021E EBITDA
Bank Tech Comparables		
FIS	8.0x	17.6x
Intuit	9.3x	23.3x
Fiserv	5.6x	14.4x
ADP	4.0x	17.0x
Jack Henry	7.4x	24.0x
Temenos	11.0x	26.7x
Q2	11.3x	NM
ACI Worldwide	3.0x	11.0x
Bottomline Tech.	4.4x	19.7x
Median	**7.4x**	**18.7x**
Mobile & Online Comparables		
PayPal	9.0x	31.5x
Shopify	37.2x	NM
Square	9.2x	NM
Adyen NV	45.9x	NM
Pagseguro	7.6x	19.2x
Median	**9.2x**	**25.3x**
B2B Payments & Prepaid Comparables		
FleetCor	9.3x	16.8x
Edenred	7.5x	18.5x
WEX	4.9x	11.1x
Bill.com	33.9x	NM
Green Dot	1.3x	6.4x
EML Payments	4.0x	13.0x
Median	**6.2x**	**13.0x**

- **Private market valuations for US and Int'l Neobanks using disclosed valuations and number of accounts (3)**



Valuation / Customers ($mm)
Average: $448mm
$69
$725
$209
$178
$400
$700
$550
$375
BankMobile
chime
Varo
STASH
nu bank
N26
Revolut
monzo

	BankMobile	Chime	Varo	Stash	Nubank	N26	Revolut	Monzo
Valuation ($mm)	$140mm	$5,800mm	$418mm	$800mm	$10,000mm	$3,500mm	$5,500mm	$1,500mm
Accounts(3) (millions)	2mm	8mm	2mm	5mm	25mm	5mm	10mm	4mm

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 8/4/2020
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) Forecasted Revenue and EBITDA are set forth on "Income Statement History and Forecast" on slide 22 & 30; EBITDA is a Non-GAAP financial measure which can be reconciled on page 39
3) FT Partners Research, *"The Rise of Challenger Banks"*, Business Insider, TechCrunch and Bloomberg; References to number of customers is assumed to apply accounts

| 33

Investment Thesis

Unique Opportunity to Invest in a Premier Brand Positioned for Significant Growth

Recognized Market Leader

- Among the Largest Digital Banking Platforms
- Proprietary "BaaS" Technology
- High Volume, Low Cost Acquisition Model
- Full Suite of Banking Products Through Partner Banks

Rapid Market Expansion

- Higher-Ed
- White-Label Partnerships
- Workplace Banking

Best-in-Class Digital Bank

- Sophisticated Capabilities
- Frictionless Onboarding
- Powerful Customer Acquisition
- Proprietary Infrastructure
- Dynamic Consumer Data

Positioned For Significant Growth

- Planned 2021 Launch of Collaboration with Google Pay
- White-Label Partner Expansion
- New White-Label Partner Additions
- Distribution Channel and Product Offering Expansion
- Strategic M&A

Strong Financial Profile

- **~$72M** 2020E Revenue
- **19%** 2020E Revenue Growth
- **~$812M** 2020E EoP Deposits
- **29%** 2020E Avg. Deposit Growth
- **27%** 2020E Debit Spend Growth

| 34

Appendix

36 | Higher - Ed Recent Developments COVID - 19 and BankMobile’s Higher - Ed Market - Recent Developments ▪ Educational institutions expect classes to continue in the fall, but implementation strategies may range from social - distancing on - campus to full remote learning ▪ BMT believes the medium - and long - term impact of COVID - 19 on its higher education business will be neutral - to - positive ▪ In the short term, the education segment may be insulated from broader economic challenges as education historically has had a countercyclical tilt where enrollment increases in an environment with fewer jobs and fewer high - paying jobs ▪ BMT has seen deposit inflows associated with federal CARES stimulus payments − Over $82mm of stimulus payments have been deposited directly into BankMobile Vibe accounts − Additionally, there has been $51mm of school federal payments deposited into Vibe

BankMobile

Proposed Capitalization and Ownership

Proposed Sources & Uses Analysis

Proposed Sources ($mm)	
CUBI Rollover Equity [1]	$54.7
PIPE Proceeds	20.0
Pre-Closing Cash on B/S at MFAC	33.2
Net Debt at Close [2]	13.4
BankMobile Excess Cash Net of Reserve Adjustment [3]	5.3
Total	**$126.6**

Proposed Uses ($mm)	
Cash - Consideration to Equity [1][4]	$31.9
Stock Consideration: $10.38 per share [1]	54.7
Estimated Transaction Expenses	5.0
Cash to Pro Forma Balance Sheet	10.0
Debt Repayment	11.6
Net Debt at Close [2]	13.4
Total	**$126.6**

Proposed Equity Capitalization Summary[1]

Party	Share Count (millions)	% of Total
MFAC Shareholders [5]	3.2	28.3%
PIPE Investors [6]	2.8	25.0%
Shares Issued to CUBI [7]	5.3	46.7%
Total	**11.3**	**100.0%**

Capitalization at Closing

Share Price	$10.38
Total Shares Outstanding	11.3
BMT Pro Forma Equity Value	**$117.2**
NWC Adjustment	(0.9)
Estimated Transaction Expenses	5.0
BankMobile Excess Cash Net of Reserve Adjustment [3]	5.3
Adjusted Equity Value	**$126.6**
Debt at Close [8]	28.4
Cash at Close [9]	(15.0)
Enterprise Value	**$140.0**
BMT 2020E Adjusted EBITDA ($mm) [10]	**$6.3**
BMT 2021E EBITDA ($mm) [10]	**$21.5**
BMT 2021E Revenue ($mm) [10]	**$104.0**
EV / 2020E Adjusted EBITDA	**22.1x**
EV / 2021E EBITDA	**6.5x**
EV / 2021E Revenue	**1.3x**

Note: Analysis assumes the full $33.2 million cash held in the trust account by MFAC related to existing MFAC public stockholders will not be redeemed upon Transaction closing, shares will remain outstanding and cash will be available for use in the Transaction

Note: Net Working Capital at close is $0.9mm above target level resulting in an upward adjustment to the merger consideration

1) Total non-cash merger consideration to equity includes downward deal value adjustment of $13.4mm related to sponsor equity adjustments, net working capital adjustments and transaction expenses
2) Estimated at closing 12/31/2020; See page 39 "Reconciliation to Non-GAAP Financial Measures" for closing net debt calculation
3) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank; Based on estimated cash at closing of $10.3mm
4) Cash consideration includes $20.0mm of proceeds related to the PIPE offering (net of $5.0mm in estimated transaction expenses), $5.3mm excess cash held by BankMobile at close and an additional $11.6mm of cash held in escrow in MFAC's trust account
5) Assuming no redemptions for public stockholders
6) Based on total PIPE investment of $20.0mm and MFAC's share price $10.38; Includes retained founder shares of 0.7m from initial founder investment; Excludes .3m founder shares subject to vesting and forfeiture unless the stock price reaches $15 per share for 20 out of 30 days
7) Reflects total non-cash merger consideration to equity, issuance based on MFAC share price of $10.38
8) Reflects pro forma intercompany debt after partial paydown
9) Includes maximum cash reserve of $5.0mm held by BankMobile and an estimated $10.3mm of cash allocated to BankMobile's balance sheet by cash held in the trust account by MFAC
10) Forecasted Revenue, EBITDA and Adjusted EBITDA set forth on "Income Statement History and Forecast" and "Reconciliation to Non-GAAP Financial Measures" on slides 22, 30 and 39, respectively

| 37

Proposed Transaction Structure



MFAC Public Shareholders
MFAC Sponsor Members (1)
PIPE Investors
MFAC Sponsor and Investors contribute capital to single PIPE investment; MFAC Sponsor relinquishes "Class B" shares
MFAC Public shareholders have the option to: (a) continue to own, in connection with the closing, MFAC shares or (b) redeem shares for a portion of the $33.2mm in trust
("MFAC Sponsor")
PIPE Investment
Customers Bancorp, Inc ("CUBI")
(1) MFAC Sponsor transfers additional "Class B" shares to CUBI as part of the aggregated consideration
Shares in MFAC issued for cash
Megalith Financial Acquisition Corp. ("Purchaser" or "MFAC") (NYSE listed company to be renamed BM Technologies, Inc.)
MFAC issues shares and cash to Customers Bank, the sole stockholder of BankMobile
CUBI owns 100% of Customers Bank
Customers Bank ("Seller of Company"; "Lender to Company")
Shares in the Company
MFAC Merger Sub Inc. established as a wholly-owned subsidiary of MFAC
Obligation on a $40mm Credit Facility
Prior to Transaction closing, 100% ownership of BankMobile Technologies, Inc.
MFAC Merger Sub Inc.
BankMobile Technologies, Inc. ("The Company")
BankMobile merges into MFAC Merger Sub Inc.

| 38

39 | Reconciliation to Non - GAAP Financial Measures Source: BankMobile management projections Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. ($ shown in millions) 2019 Pro Forma (1) 2020E 2021E 2022E Pre-Tax Net Income ($12.4) ($9.2) $6.2 $33.3 Addback of Interest Expense 0.5 1.4 0.6 0.3 Addback of Depreciation & Amortization 9.3 13.0 14.7 16.7 EBITDA ($2.6) $5.3 $21.5 $50.3 Addback of Merger Related Expenses 0.1 0.1 0.0 0.0 Addback of DOE Settlement 1.0 1.0 0.0 0.0 Adjusted EBITDA ($1.5) $6.3 $21.5 $50.3 EBITDA ($2.6) $5.3 $21.9 $50.7 Revenue 60.8 72.4 104.0 144.4 EBITDA Margin (4%) 7% 21% 35% (2) 1) 2019 financials are shown pro forma for BankMobile’s current deposit servicing and expense agreements with Customers Bank 2) Reflects cost of intercompany debt .

Reconciliation to Non-GAAP Financial Measures (Continued)

BankMobile

	2020E
BankMobile Estimated Debt at Closing	$40.0
Trust Cash Allocated for Debt Paydown [1]	(11.6)
Pro Forma Estimated Debt at Closing	**$28.4**
Beginning BankMobile Cash	$10.3
Less: BankMobile Excess Cash Used in Cash Consideration [2]	(5.3)
Plus: Cash Held in MFAC Trust Allocated to Balance Sheet	10.0
Estimated Closing Cash on Balance Sheet	**$15.0**
Pro Forma Estimated Debt at Closing	$28.4
Less: Estimated Closing Cash on Balance Sheet	15.0
Estimated Net Debt at Close	**$13.4**
Adjusted EBITDA	6.3
Net Leverage Ratio (Net Debt / Adjusted EBITDA)	**2.1x**

Source: BankMobile management projections

1) Assumes $33.2mm cash held in escrow at MFAC related to existing MFAC investors will not be redeemed upon Transaction closing; Assumes 50% of trust cash in excess of $10.0 mm will serve as proceeds used to partially paydown existing intercompany debt

2) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank

| 40